                                                                   EXHIBIT 23.1

                            INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-47485 of Scheid Vineyards Inc. on Form S-8 of our report dated February 19, 1999 appearing in this Annual Report on Form 10-KSB of Scheid Vineyards Inc. for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP
Los Angeles, California


March 19, 1999